UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4410

Oppenheimer Discovery Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: September 30

Date of reporting period: 3/31/2014

Item 1. Reports to Stockholders.

Table of Contents

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 3/31/14

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Russell 2000 Growth Index	Russell 2000 Index	S&P 500 Index
6-Month	5.22%	-0.82%	8.70%	9.94%	12.51%
1-Year	28.01	20.64	27.19	24.90	21.86
5-Year	24.65	23.18	25.24	24.31	21.16
10-Year	8.53	7.89	8.87	8.53	7.42

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

2 OPPENHEIMER DISCOVERY FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a cumulative total return of 5.22% during the reporting period. On a relative basis, the Fund underperformed the Russell 2000 Growth Index (the “Index”), which returned 8.70%. For the trailing 3-year period ended March 31, 2014, the Fund’s Class A shares (without sales charge) produced an annualized return of 13.82% compared to 13.61% for the Index.

MARKET OVERVIEW

Global equity markets rallied over the first half of the reporting period as world stock markets reacted favorably to good fiscal news and clear guidance on monetary policy. In October, the United States Congress managed to reach a bipartisan agreement to raise the national debt ceiling, and did so well ahead of the potential default deadline. In December, the Federal Reserve (the “Fed”) announced that it would reduce its monthly bond purchases by $10 billion, or roughly 12%, from $85 billion to $75 billion, starting in January 2014. The Fed continued to hold short-term interest rates at very low levels.

Over the second half of the reporting period, most markets around the world were flat to a bit lower. Financial headlines during this time were full of discussion of Fed policy, events in Ukraine, and the implications of a slowdown in China. However, at its meeting in late January, the Fed agreed to continue cutting quantitative easing in measured steps, as long as the economy continues to grow as expected. Janet Yellen was also confirmed as next Fed chairman during that time.

FUND REVIEW

Top performing stocks during the reporting period included H&E Equipment Services, Inc., Diamondback Energy, Inc. and Signature Bank. H&E Equipment Services, one of the largest equipment rental companies in the United States focused on heavy construction and industrial equipment, released positive earnings driven by strong demand for rental and used equipment. The company also released a positive outlook for 2014 and for non-residential construction in general over the next several years. Diamondback Energy is engaged in the exploration and production of unconventional oil and natural gas reserves in the Permian Basin in West Texas. The company released a positive earnings report for its fourth quarter of 2013, in which it also announced the acquisition of additional acreage near their existing Permian Basin position. Signature Bank provides banking and financial services to smaller private businesses throughout the New York metropolitan area. Shares of Signature Bank rallied after it released a strong earnings report during this reporting period, driven by better-than-expected loan volume growth and a stable net interest margin.

3 OPPENHEIMER DISCOVERY FUND

Detractors from performance this reporting period included Infoblox, Inc., CommVault Systems, Inc. and Lions Gate Entertainment Corp. Infoblox, a provider of network automation solutions, preannounced negative second quarter results and lowered its fiscal year 2014 outlook due to weak order trends in January and order delays on larger federal deals. We have since reduced our position. CommVault Systems, a provider of data protection and information management solutions, reported weak quarterly results during the fourth quarter of 2013. Results came in generally better than expected, beating analysts’ estimates on both the top and bottom lines. However, the timing of several large deals resulted in a lower-than-expected deferred revenue balance, which concerned the market. Lions Gate Entertainment is an independent producer of film and television content that experienced declines towards the end of the reporting period, partly due to weaker-than-expected box office results for a new film.

STRATEGY & OUTLOOK

Our long-term investment process remains the same. We seek dynamic companies with above-average and sustainable revenue and earnings growth that we believe are positioned to perform well. This includes leading firms in structurally attractive industries with committed management teams that have proven records of performance.

The macroeconomic environment is characterized by modest economic growth, historically low interest rates, less stimulative fiscal and monetary policy and single digit corporate profit growth. Our focus remains on identifying high-quality growth companies that are positioned to outperform the equity market in this scenario.

Ronald J. Zibelli, Jr., CFA Portfolio Manager	Ash Shah, CFA[1] Portfolio Manager

1. Ash Shah became a portfolio manager in February 2014.

4 OPPENHEIMER DISCOVERY FUND

Top Holdings and Allocations

TOP TEN COMMON STOCK HOLDINGS

H&E Equipment Services, Inc.	2.1%
On Assignment, Inc.	2.1
Middleby Corp. (The)	2.0
Guidewire Software, Inc.	2.0
CoStar Group, Inc.	1.9
Mobile Mini, Inc.	1.9
Signature Bank	1.8
Ultimate Software Group, Inc. (The)	1.8
Aspen Technology, Inc.	1.7
Cornerstone OnDemand, Inc.	1.7

Portfolio holdings and allocations are subject to change. Percentages are as of March 31, 2014, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

TOP TEN COMMON STOCK INDUSTRIES

Software	13.9%
Internet Software & Services	11.4
Health Care Equipment & Supplies	7.0
Health Care Providers & Services	5.1
Hotels, Restaurants & Leisure	4.9
Commercial Banks	4.6
Machinery	4.3
Professional Services	3.9
Aerospace & Defense	3.3
Oil, Gas & Consumable Fuels	3.0

Portfolio holdings and allocations are subject to change. Percentages are as of March 31, 2014, and are based on net assets.

SECTOR ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of March 31, 2014, and are based on the total market value of common stocks.

5 OPPENHEIMER DISCOVERY FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 3/31/14

	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (OPOCX)	9/11/86	5.22%	28.01%	24.65%	8.53%
Class B (ODIBX)	4/4/94	4.81%	26.95%	23.65%	8.01%
Class C (ODICX)	10/2/95	4.84%	27.04%	23.69%	7.67%
Class I (ODIIX)	1/27/12	5.47%	28.64%	23.49%*	N/A
Class N (ODINX)	3/1/01	5.11%	27.65%	24.31%	8.22%
Class Y (ODIYX)	6/1/94	5.38%	28.37%	25.09%	8.87%

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 3/31/14

	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (OPOCX)	9/11/86	-0.82%	20.64%	23.18%	7.89%
Class B (ODIBX)	4/4/94	0.04%	21.95%	23.48%	8.01%
Class C (ODICX)	10/2/95	3.89%	26.04%	23.69%	7.67%
Class I (ODIIX)	1/27/12	5.47%	28.64%	23.49%*	N/A
Class N (ODINX)	3/1/01	4.14%	26.65%	24.31%	8.22%
Class Y (ODIYX)	6/1/94	5.38%	28.37%	25.09%	8.87%
*	Shows performance since inception.

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class I and Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion.

The Fund’s performance is compared to the performance of the Russell 2000 Growth Index, the Russell 2000 Index and the S&P 500 Index. The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The S&P 500 Index is a capitalization-weighted index of 500 stocks intended to be a representative sample of leading companies in leading industries

6 OPPENHEIMER DISCOVERY FUND

within the U.S. economy. The Indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

7 OPPENHEIMER DISCOVERY FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended March 31, 2014.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8 OPPENHEIMER DISCOVERY FUND

Actual	Beginning Account Value October 1, 2013	Ending Account Value March 31, 2014	Expenses Paid During 6 Months Ended March 31, 2014
Class A	$1,000.00	$1,052.20	$5.75
Class B	1,000.00	1,048.10	10.37
Class C	1,000.00	1,048.40	9.65
Class I	1,000.00	1,054.70	3.39
Class N	1,000.00	1,051.10	7.18
Class Y	1,000.00	1,053.80	4.31

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,019.35	5.65
Class B	1,000.00	1,014.86	10.20
Class C	1,000.00	1,015.56	9.49
Class I	1,000.00	1,021.64	3.33
Class N	1,000.00	1,017.95	7.07
Class Y	1,000.00	1,020.74	4.24

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended March 31, 2014 are as follows:

Class	Expense Ratios
Class A	1.12%
Class B	2.02
Class C	1.88
Class I	0.66
Class N	1.40
Class Y	0.84

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

9 OPPENHEIMER DISCOVERY FUND

STATEMENT OF INVESTMENTS    March 31, 2014     Unaudited

	Shares	Value
Common Stocks—97.0%
Consumer Discretionary—9.8%
Diversified Consumer Services—1.0%
Grand Canyon Education, Inc.[1]	230,670	$10,772,289
LifeLock, Inc.[1]	763,930	13,070,842
		23,843,131
Hotels, Restaurants & Leisure—4.9%
Buffalo Wild Wings, Inc.[1]	269,760	40,167,264
Chuy’s Holdings, Inc.[1]	441,290	19,037,251
Fiesta Restaurant Group, Inc.[1]	571,780	26,067,450
Multimedia Games Holding Co., Inc.[1]	291,884	8,476,311
Red Robin Gourmet Burgers, Inc.[1]	354,550	25,414,144
		119,162,420
Household Durables—0.6%
La-Z-Boy, Inc.	593,943	16,095,855
Internet & Catalog Retail—0.8%
Coupons.com, Inc.[1]	91,950	2,266,568
RetailMeNot, Inc.[1]	323,640	10,356,480
zulily, Inc., Cl. A1	124,370	6,242,130
		18,865,178
Media—1.9%
Lions Gate Entertainment Corp.	817,880	21,861,933
MDC Partners, Inc., Cl. A	634,430	14,477,693
World Wrestling Entertainment, Inc., Cl.A	360,630	10,414,994
		46,754,620
Specialty Retail—0.6%
Lithia Motors, Inc., Cl. A	214,180	14,234,403
Consumer Staples—0.8%
Food Products—0.8%
Boulder Brands, Inc.[1]	1,107,720	19,518,026

	Shares	Value
Energy—4.3%
Energy Equipment & Services—1.3%
C&J Energy Services, Inc.[1]	635,727	$18,537,799
Dril-Quip, Inc.[1]	125,990	14,123,479
		32,661,278
Oil, Gas & Consumable Fuels—3.0%
Athlon Energy, Inc.[1]	489,780	17,362,701
Bonanza Creek Energy, Inc.[1]	254,400	11,295,360
Diamondback Energy, Inc.[1]	468,210	31,515,215
Oasis Petroleum, Inc.[1]	291,450	12,162,209
		72,335,485
Financials—7.8%
Capital Markets—2.7%
Artisan Partners Asset Management, Inc., Cl. A	349,540	22,457,945
Evercore Partners, Inc., Cl. A	384,540	21,245,835
Financial Engines, Inc.	409,270	20,782,731
		64,486,511
Commercial Banks—4.6%
Bank of the Ozarks, Inc.	220,335	14,996,000
First Financial Holdings, Inc.	254,611	15,943,741
Home BancShares, Inc.	369,460	12,716,813
Signature Bank[1]	352,949	44,326,865
Square 1 Financial, Inc., Cl. A1	57,390	1,153,539
Western Alliance Bancorp[1]	978,760	24,077,496
		113,214,454
Diversified Financial Services—0.5%
MarketAxess Holdings, Inc.	205,660	12,179,185

10 OPPENHEIMER DISCOVERY FUND

	Shares	Value
Health Care—19.8%
Biotechnology—2.7%
Cepheid, Inc.[1]	292,370	$15,080,445
Cubist Pharmaceuticals, Inc.[1]	310,200	22,691,130
InterMune, Inc.[1]	362,480	12,132,206
NPS Pharmaceuticals, Inc.[1]	549,550	16,448,031
		66,351,812
Health Care Equipment & Supplies—7.0%
Cantel Medical Corp.	143,923	4,853,084
Cardiovascular Systems, Inc.[1]	294,760	9,370,420
Cyberonics, Inc.[1]	192,760	12,577,590
DexCom, Inc.[1]	837,158	34,624,855
Globus Medical, Inc., Cl. A1	672,710	17,887,359
Insulet Corp.[1]	807,160	38,275,527
Spectranetics Corp.[1]	786,680	23,844,271
West Pharmaceutical Services, Inc.	385,670	16,988,763
Zeltiq Aesthetics, Inc.[1]	658,180	12,906,910
		171,328,779
Health Care Providers & Services—5.1%
Acadia Healthcare Co., Inc.[1]	625,530	28,223,914
Centene Corp.[1]	325,800	20,281,050
ExamWorks Group, Inc.[1]	733,790	25,689,988
MWI Veterinary Supply, Inc.[1]	151,029	23,503,133
Team Health Holdings, Inc.[1]	591,090	26,451,277
		124,149,362
Health Care Technology—1.1%
HealthStream, Inc.[1]	400,998	10,706,647
Medidata Solutions, Inc.[1]	281,574	15,300,731
		26,007,378

	Shares	Value
Life Sciences Tools & Services—1.9%
Fluidigm Corp.[1]	308,259	$13,584,974
ICON plc[1]	662,070	31,481,428
		45,066,402
Pharmaceuticals—2.0%
Akorn, Inc.[1]	914,374	20,116,228
Jazz Pharmaceuticals plc[1]	85,990	11,925,093
Pacira Pharmaceuticals, Inc.[1]	247,520	17,323,925
		49,365,246
Industrials—18.8%
Aerospace & Defense—3.3%
Curtiss-Wright Corp.	212,200	13,483,188
HEICO Corp.	456,105	27,439,277
Hexcel Corp.[1]	937,060	40,799,592
		81,722,057
Building Products—1.1%
A.O. Smith Corp.	607,400	27,952,548
Commercial Services & Supplies—1.9%
Mobile Mini, Inc.	1,063,300	46,104,688
Electrical Equipment—1.2%
Generac Holdings, Inc.	490,470	28,923,016
Machinery—4.3%
Middleby Corp. (The)[1]	188,230	49,732,248
Proto Labs, Inc.[1]	343,039	23,213,449
Wabtec Corp.	414,830	32,149,325
		105,095,022
Professional Services—3.9%
Huron Consulting Group, Inc.[1]	341,280	21,630,327
On Assignment, Inc.[1]	1,310,180	50,559,846
Paylocity Holding Corp.[1]	50,890	1,223,905
WageWorks, Inc.[1]	368,640	20,684,390
		94,098,468

11 OPPENHEIMER DISCOVERY FUND

STATEMENT OF INVESTMENTS     Unaudited / Continued

	Shares	Value
Road & Rail—1.0%
Genesee & Wyoming, Inc., Cl. A1	241,660	$23,518,351

Trading Companies & Distributors—2.1%
H&E Equipment Services, Inc.[1]	1,272,430	51,469,794

Information Technology—31.2%
Computers & Peripherals—1.3%
Stratasys Ltd.[1]	291,410	30,915,687

Electronic Equipment, Instruments, & Components—1.4%
Cognex Corp.[1]	420,340	14,232,713
Methode Electronics, Inc.	643,123	19,718,151

		33,950,864

Internet Software & Services—11.4%
Benefitfocus, Inc.[1]	118,676	5,574,212
ChannelAdvisor Corp.[1]	567,709	21,425,338
Cornerstone OnDemand, Inc.[1]	876,856	41,975,097
CoStar Group, Inc.[1]	248,760	46,453,442
Demandware, Inc.[1]	317,467	20,336,936
Envestnet, Inc.[1]	441,990	17,759,158
Pandora Media, Inc.[1]	709,400	21,509,008
Q2 Holdings, Inc.[1]	120,750	1,875,247
Shutterstock, Inc.[1]	390,420	28,348,396
SPS Commerce, Inc.[1]	290,880	17,874,576
Web.com Group, Inc.[1]	1,058,319	36,014,596
Yelp, Inc.[1]	253,310	19,487,138

		278,633,144

IT Services—1.6%
Acxiom Corp.[1]	459,040	15,788,681
iGATE Corp.[1]	153,390	4,837,921
MAXIMUS, Inc.	445,290	19,975,709

		40,602,311

Semiconductors & Semiconductor Equipment—1.6%
Monolithic Power Systems, Inc.[1]	990,900	38,417,193

	Shares	Value
Software—13.9%
A10 Networks, Inc.[1]	266,848	$4,013,394
Aspen Technology, Inc.[1]	995,130	42,153,707
CommVault Systems, Inc.[1]	279,921	18,180,869
Guidewire Software, Inc.[1]	979,632	48,050,949
Imperva, Inc.[1]	511,550	28,493,335
Infoblox, Inc.[1]	719,080	14,424,745
Interactive Intelligence Group, Inc.[1]	424,260	30,758,850
Proofpoint, Inc.[1]	601,290	22,295,833
ServiceNow, Inc.[1]	326,860	19,585,451
Splunk, Inc.[1]	279,074	19,951,000
Tableau Software, Inc., Cl. A1	331,920	25,252,474
Tyler Technologies, Inc.[1]	266,160	22,272,269
Ultimate Software Group, Inc. (The)[1]	319,612	43,786,844

		339,219,720

Materials—4.5%
Chemicals—1.2%
PolyOne Corp.	777,060	28,487,019

Construction Materials—1.7%
Caesarstone Sdot-Yam Ltd.	308,940	16,800,157
Eagle Materials, Inc.	294,780	26,135,195

		42,935,352

Metals & Mining—0.7%
Carpenter Technology Corp.	273,970	18,092,979

Paper & Forest Products—0.9%
KapStone Paper &
Packaging Corp.[1]	750,080	21,632,307

Total Common Stocks (Cost $1,686,318,286)		2,367,390,045

12 OPPENHEIMER DISCOVERY FUND

	Shares	Value
Investment Company—2.8%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.08%[2,3] (Cost $67,870,802)	67,870,802	$67,870,802
Total Investments, at Value (Cost $1,754,189,088)	99.8%	2,435,260,847
Assets in Excess of Other Liabilities	0.2	4,367,017

Net Assets	100.0%	$2,439,627,864

Footnotes to Statement of Investments

1. Non-income producing security.

2. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended March 31, 2014, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares September 30, 2013	Gross Additions	Gross Reductions	Shares March 31, 2014
Oppenheimer Institutional Money Market Fund, Cl. E	23,550,256	475,371,494	431,050,948	67,870,802

			Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E			$67,870,802	$21,697

3. Rate shown is the 7-day yield as of March 31, 2014.

See accompanying Notes to Financial Statements

13 OPPENHEIMER DISCOVERY FUND

STATEMENT OF

ASSETS AND LIABILITIES    March 31, 2014     Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $1,686,318,286)	$2,367,390,045
Affiliated companies (cost $67,870,802)	67,870,802
2,435,260,847
Receivables and other assets:
Investments sold	31,136,507
Shares of beneficial interest sold	3,774,314
Dividends	154,313
Other	219,058
Total assets	2,470,545,039
Liabilities
Bank overdraft	477
Payables and other liabilities:
Investments purchased	24,018,675
Shares of beneficial interest redeemed	6,110,282
Distribution and service plan fees	416,852
Trustees’ compensation	348,996
Other	21,893
Total liabilities	30,917,175
Net Assets	$2,439,627,864

Composition of Net Assets
Par value of shares of beneficial interest	$31,583
Additional paid-in capital	1,696,791,577
Accumulated net investment loss	(25,503,520)
Accumulated net realized gain on investments	87,236,465
Net unrealized appreciation on investments	681,071,759
Net Assets	$2,439,627,864

14 OPPENHEIMER DISCOVERY FUND

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $1,547,917,442 and 19,882,300 shares of beneficial interest outstanding)	$77.85
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$82.60
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $62,062,598 and 1,004,204 shares of beneficial interest outstanding)	$61.80
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $195,577,012 and 3,074,472 shares of beneficial interest outstanding)	$63.61
Class I Shares:
Net asset value, redemption price and offering price per share (based on net assets of $55,756,413 and 658,323 shares of beneficial interest outstanding)	$84.69
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $64,964,865 and 873,451 shares of beneficial interest outstanding)	$74.38
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $513,349,534 and 6,090,260 shares of beneficial interest outstanding)	$84.29

See accompanying Notes to Financial Statements

15 OPPENHEIMER DISCOVERY FUND

STATEMENT OF

OPERATIONS     For the Six Months Ended March 31, 2014     Unaudited

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $54,702)	$2,799,173
Affiliated companies	21,697
Interest	215
Total investment income	2,821,085
Expenses
Management fees	7,646,556
Distribution and service plan fees:
Class A	1,912,992
Class B	333,005
Class C	988,833
Class N	163,915
Transfer and shareholder servicing agent fees:
Class A	1,895,256
Class B	120,126
Class C	242,084
Class I	7,925
Class N	85,105
Class Y	492,050
Shareholder communications:
Class A	88,735
Class B	10,318
Class C	11,873
Class I	154
Class N	2,016
Class Y	6,834
Trustees’ compensation	30,795
Custodian fees and expenses	6,171
Other	44,236
Total expenses	14,088,979
Less waivers and reimbursements of expenses	(26,270)
Net expenses	14,062,709
Net Investment Loss	(11,241,624)
Realized and Unrealized Gain (Loss)
Net realized gain on unaffiliated companies	161,913,730
Net change in unrealized appreciation/depreciation on investments	(30,936,432)
Net Increase in Net Assets Resulting from Operations	$119,735,674

See accompanying Notes to Financial Statements.

16 OPPENHEIMER DISCOVERY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30, 2013
Operations
Net investment loss	$(11,241,624)	$(13,963,720)
Net realized gain	161,913,730	199,068,817
Net change in unrealized appreciation/depreciation	(30,936,432)	344,725,004
Net increase in net assets resulting from operations	119,735,674	529,830,101
Dividends and/or Distributions to Shareholders
Distributions from net realized gain:
Class A	(114,411,351)	(77,522,987)
Class B	(6,012,164)	(5,328,935)
Class C	(17,210,665)	(11,406,134)
Class I	(3,420,454)	(363,446)
Class N	(4,928,061)	(3,117,918)
Class Y	(29,113,799)	(12,858,330)
	(175,096,494)	(110,597,750)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	64,841,329	94,128,432
Class B	(4,431,654)	(12,166,689)
Class C	12,458,171	15,667,503
Class I	8,372,052	36,943,147
Class N	3,631,335	7,246,208
Class Y	119,251,749	172,150,526
	204,122,982	313,969,127
Net Assets
Total increase	148,762,162	733,201,478
Beginning of period	2,290,865,702	1,557,664,224
End of period (including accumulated net investment loss of $25,503,520 and $14,261,896, respectively)	$2,439,627,864	$2,290,865,702

See accompanying Notes to Financial Statements.

17 OPPENHEIMER DISCOVERY FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30, 2013	Year Ended September 28, 2012[1]	Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2009
Per Share Operating Data
Net asset value, beginning of period	$79.80	$65.78	$52.70	$47.67	$40.87	$47.26
Income (loss) from investment operations:
Net investment loss[2]	(0.36)[3]	(0.47)	(0.35)[4]	(0.62)	(0.49)	(0.36)
Net realized and unrealized gain (loss)	4.40	18.89	16.61	5.65	7.29	(5.47)

Total from investment operations	4.04	18.42	16.26	5.03	6.80	(5.83)
Dividends and/or distributions to shareholders:
Distributions from net realized gain	(5.99)	(4.40)	(3.18)	0.00	0.00	(0.56)
Net asset value, end of period	$77.85	$79.80	$65.78	$52.70	$47.67	$40.87

Total Return, at Net Asset Value[5]	5.22%	30.58%	31.86%	10.55%	16.64%	(12.00)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,547,917	$1,517,368	$1,142,202	$822,073	$729,419	$716,351
Average net assets (in thousands)	$1,591,924	$1,259,365	$1,002,017	$930,632	$718,175	$415,774
Ratios to average net assets:[6]
Net investment loss	(0.89)% [3]	(0.70)%	(0.58)% [4]	(1.04)%	(1.11)%	(1.00)%
Total expenses[7]	1.12%	1.24%	1.29%	1.30%	1.45%	1.50%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.12%	1.22%	1.24%	1.30%	1.34%	1.35%
Portfolio turnover rate	38%	86%	100%	112%	111%	170%

18 OPPENHEIMER DISCOVERY FUND

1. September 28, 2012 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Net investment loss per share and the net investment loss ratio include $0.02 and 0.04% respectively, resulting from a special dividend from Artisan Partners Asset Management, Inc., Cl. A in February 2014.

4. Net investment loss per share and the net investment loss ratio include $0.23 and 0.38% respectively, resulting from a special dividend from H&E Equipment Services, Inc. in September 2012.

5. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6. Annualized for periods less than one full year.

7. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended March 31, 2014	1.12%
Year Ended September 30, 2013	1.24%
Year Ended September 28, 2012	1.29%
Year Ended September 30, 2011	1.30%
Year Ended September 30, 2010	1.45%
Year Ended September 30, 2009	1.50%

See accompanying Notes to Financial Statements.

19 OPPENHEIMER DISCOVERY FUND

FINANCIAL HIGHLIGHTS     Continued

Class B	Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30, 2013	Year Ended September 28, 2012[1]	Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2009

Per Share Operating Data
Net asset value, beginning of period	$64.82	$54.73	$44.67	$40.72	$35.18	$41.12

Income (loss) from investment operations:
Net investment loss[2]	(0.57)[3]	(0.82)	(0.72)[4]	(0.92)	(0.72)	(0.55)
Net realized and unrealized gain (loss)	3.54	15.31	13.96	4.87	6.26	(4.83)

Total from investment operations	2.97	14.49	13.24	3.95	5.54	(5.38)

Dividends and/or distributions to shareholders:
Distributions from net realized gain	(5.99)	(4.40)	(3.18)	0.00	0.00	(0.56)

Net asset value, end of period	$61.80	$64.82	$54.73	$44.67	$40.72	$35.18

Total Return, at Net Asset Value[5]	4.81%	29.48%	30.73%	9.70%	15.75%	(12.71)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$62,063	$69,220	$70,099	$65,720	$77,831	$92,663

Average net assets (in thousands)	$67,113	$64,723	$69,972	$86,703	$83,147	$41,661

Ratios to average net assets:[6]
Net investment loss	(1.79)%[3]	(1.52)%	(1.44)%[4]	(1.84)%	(1.90)%	(1.79)%
Total expenses[7]	2.02%	2.21%	2.30%	2.35%	2.52%	2.61%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.02%	2.05%	2.07%	2.08%	2.13%	2.12%

Portfolio turnover rate	38%	86%	100%	112%	111%	170%

1. September 28, 2012 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Net investment loss per share and the net investment loss ratio include $0.01 and 0.04% respectively, resulting from a special dividend from Artisan Partners Asset Management, Inc., Cl. A in February 2014.

4. Net investment loss per share and the net investment loss ratio include $0.19 and 0.38% respectively, resulting from a special dividend from H&E Equipment Services, Inc. in September 2012.

5. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6. Annualized for periods less than one full year.

7. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended March 31, 2014	2.02%
Year Ended September 30, 2013	2.21%
Year Ended September 28, 2012	2.30%
Year Ended September 30, 2011	2.35%
Year Ended September 30, 2010	2.52%
Year Ended September 30, 2009	2.61%

See accompanying Notes to Financial Statements.

20 OPPENHEIMER DISCOVERY FUND

Class C	Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30, 2013	Year Ended September 28, 2012[1]	Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2009

Per Share Operating Data
Net asset value, beginning of period	$66.50	$56.01	$45.63	$41.60	$35.93	$41.96

Income (loss) from investment operations:
Net investment loss[2]	(0.54)[3]	(0.83)	(0.71)[4]	(0.92)	(0.73)	(0.56)
Net realized and unrealized gain (loss)	3.64	15.72	14.27	4.95	6.40	(4.91)

Total from investment operations	3.10	14.89	13.56	4.03	5.67	(5.47)

Dividends and/or distributions to shareholders:
Distributions from net realized gain	(5.99)	(4.40)	(3.18)	0.00	0.00	(0.56)

Net asset value, end of period	$63.61	$66.50	$56.01	$45.63	$41.60	$35.93

Total Return, at Net Asset Value[5]	4.84%	29.54%	30.83%	9.69%	15.78%	(12.67)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$195,577	$191,061	$142,944	$108,443	$90,710	$88,063

Average net assets (in thousands)	$199,526	$158,132	$127,254	$117,476	$88,870	$37,608

Ratios to average net assets:[6]
Net investment loss	(1.65)%[3]	(1.49)%	(1.38)%[4]	(1.80)%	(1.87)%	(1.76)%
Total expenses[7]	1.88%	2.00%	2.07%	2.11%	2.30%	2.40%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.88%	2.00%	2.04%	2.05%	2.10%	2.08%

Portfolio turnover rate	38%	86%	100%	112%	111%	170%

1. September 28, 2012 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Net investment loss per share and the net investment loss ratio include $0.01 and 0.04% respectively, resulting from a special dividend from Artisan Partners Asset Management, Inc., Cl. A in February 2014.

4. Net investment loss per share and the net investment loss ratio include $0.20 and 0.38% respectively, resulting from a special dividend from H&E Equipment Services, Inc. in September 2012.

5. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6. Annualized for periods less than one full year.

7. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended March 31, 2014	1.88%
Year Ended September 30, 2013	2.00%
Year Ended September 28, 2012	2.07%
Year Ended September 30, 2011	2.11%
Year Ended September 30, 2010	2.30%
Year Ended September 30, 2009	2.40%

See accompanying Notes to Financial Statements.

21 OPPENHEIMER DISCOVERY FUND

FINANCIAL HIGHLIGHTS     Continued

Class I	Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30, 2013	Period Ended September 28, 2012[1,2]
Per Share Operating Data
Net asset value, beginning of period	$86.11	$70.26	$61.45

Income (loss) from investment operations:
Net investment income (loss)[3]	(0.19)[4]	(0.21)	0.06	[5]
Net realized and unrealized gain	4.76	20.46	8.75

Total from investment operations	4.57	20.25	8.81

Dividends and/or distributions to shareholders:
Distributions from net realized gain	(5.99)	(4.40)	0.00

Net asset value, end of period	$84.69	$86.11	$70.26

Total Return, at Net Asset Value[6]	5.47%	31.27%	14.36%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$55,756	$48,274	$11

Average net assets (in thousands)	$53,077	$29,818	$11

Ratios to average net assets:[7]
Net investment income (loss)	(0.43)% [4]	(0.29)%	0.13%	[5]
Total expenses[8]	0.66%	0.68%	0.69%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.66%	0.68%	0.69%

Portfolio turnover rate	38%	86%	100%

1. September 28, 2012 represents the last business day of the Fund’s respective reporting periods.

2. For the period from January 27, 2012 (inception of offering) to September 28, 2012.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Net investment loss per share and the net investment loss ratio include $0.02 and 0.04% respectively, resulting from a special dividend from Artisan Partners Asset Management, Inc., Cl. A in February 2014.

5. Net investment loss per share and the net investment loss ratio include $0.25 and 0.57% respectively, resulting from a special dividend from H&E Equipment Services, Inc. in September 2012.

6. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

7. Annualized for periods less than one full year.

8. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended March 31, 2014	0.66%
Year Ended September 30, 2013	0.68%
Period Ended September 28, 2012	0.69%

See accompanying Notes to Financial Statements.

22 OPPENHEIMER DISCOVERY FUND

Class N	Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30, 2013	Year Ended September 28, 2012[1]	Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2009

Per Share Operating Data
Net asset value, beginning of period	$76.59	$63.51	$51.12	$46.36	$39.83	$46.20

Income (loss) from investment operations:
Net investment loss[2]	(0.45)[3]	(0.65)	(0.51)[4]	(0.74)	(0.58)	(0.44)
Net realized and unrealized gain (loss)	4.23	18.13	16.08	5.50	7.11	(5.37)

Total from investment operations	3.78	17.48	15.57	4.76	6.53	(5.81)

Dividends and/or distributions to shareholders:
Distributions from net realized gain	(5.99)	(4.40)	(3.18)	0.00	0.00	(0.56)

Net asset value, end of period	$74.38	$76.59	$63.51	$51.12	$46.36	$39.83

Total Return, at Net Asset Value[5]	5.11%	30.17%	31.49%	10.27%	16.40%	(12.24)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$64,965	$62,994	$44,516	$34,945	$27,823	$26,319

Average net assets (in thousands)	$65,971	$50,464	$40,753	$36,695	$26,676	$10,777

Ratios to average net assets:[6]
Net investment loss	(1.17)%[3]	(1.01)%	(0.89)%[4]	(1.29)%	(1.35)%	(1.24)%
Total expenses[7]	1.40%	1.51%	1.55%	1.55%	1.73%	1.87%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.40%	1.51%	1.54%	1.54%	1.57%	1.56%

Portfolio turnover rate	38%	86%	100%	112%	111%	170%

1. September 28, 2012 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Net investment loss per share and the net investment loss ratio include $0.02 and 0.04% respectively, resulting from a special dividend from Artisan Partners Asset Management, Inc., Cl. A in February 2014.

4. Net investment loss per share and the net investment loss ratio include $0.22 and 0.38% respectively, resulting from a special dividend from H&E Equipment Services, Inc. in September 2012.

5. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6. Annualized for periods less than one full year.

7. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended March 31, 2014	1.40%
Year Ended September 30, 2013	1.51%
Year Ended September 28, 2012	1.55%
Year Ended September 30, 2011	1.55%
Year Ended September 30, 2010	1.73%
Year Ended September 30, 2009	1.87%

See accompanying Notes to Financial Statements.

23 OPPENHEIMER DISCOVERY FUND

FINANCIAL HIGHLIGHTS     Continued

Class Y	Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30, 2013	Year Ended September 28, 2012[1]	Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2009
Per Share Operating Data
Net asset value, beginning of period	$85.80	$70.16	$55.83	$50.30	$42.92	$49.48
Income (loss) from investment operations:
Net investment loss[2]	(0.26)[3]	(0.31)	(0.11)[4]	(0.38)	(0.29)	(0.27)
Net realized and unrealized gain (loss)	4.74	20.35	17.62	5.91	7.67	(5.73)

Total from investment operations	4.48	20.04	17.51	5.53	7.38	(6.00)
Dividends and/or distributions to shareholders:
Distributions from net realized gain	(5.99)	(4.40)	(3.18)	0.00	0.00	(0.56)
Net asset value, end of period	$84.29	$85.80	$70.16	$55.83	$50.30	$42.92

Total Return, at Net Asset Value[5]	5.38%	30.99%	32.34%	11.00%	17.19%	(11.81)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$513,350	$401,949	$157,892	$75,912	$25,772	$49,505
Average net assets (in thousands)	$471,848	$271,295	$110,845	$61,766	$70,285	$26,225
Ratios to average net assets:[6]
Net investment loss	(0.61)% [3]	(0.43)%	(0.17)% [4]	(0.60)%	(0.62)%	(0.71)%
Total expenses[7]	0.84%	0.91%	0.90%	0.86%	0.83%	1.16%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.84%	0.91%	0.90%	0.86%	0.83%	1.07%
Portfolio turnover rate	38%	86%	100%	112%	111%	170%

1. September 28, 2012 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Net investment loss per share and the net investment loss ratio include $0.02 and 0.04% respectively, resulting from a special dividend from Artisan Partners Asset Management, Inc., Cl. A in February 2014.

4. Net investment loss per share and the net investment loss ratio include $0.25 and 0.38% respectively, resulting from a special dividend from H&E Equipment Services, Inc. in September 2012.

5. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6. Annualized for periods less than one full year.

7. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended March 31, 2014	0.84%
Year Ended September 30, 2013	0.91%
Year Ended September 28, 2012	0.90%
Year Ended September 30, 2011	0.86%
Year Ended September 30, 2010	0.83%
Year Ended September 30, 2009	1.16%

See accompanying Notes to Financial Statements.

24 OPPENHEIMER DISCOVERY FUND

NOTES TO

FINANCIAL STATEMENTS     March 31, 2014     Unaudited

1. Significant Accounting Policies

Oppenheimer Discovery Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C, Class I, Class N and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class N shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies consistently followed by the Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

25 OPPENHEIMER DISCOVERY FUND

NOTES TO FINANCIAL STATEMENTS     Unaudited / Continued

1. Significant Accounting Policies (Continued)

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

During the fiscal year ended September 30, 2013, the Fund utilized $18,358,259 capital loss carryforward to offset capital gains realized in that fiscal year. Details of the fiscal year ended September 30, 2013 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring
2016	$55,074,777

As of March 31, 2014, it is estimated that there will be no capital loss carryforwards. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the six months ended March 31, 2014, it is estimated that the Fund will utilize $55,074,777 capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of March 31, 2014 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if

26 OPPENHEIMER DISCOVERY FUND

1. Significant Accounting Policies (Continued)

applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$1,755,873,519

Gross unrealized appreciation	$699,087,049
Gross unrealized depreciation	(19,699,721)

Net unrealized appreciation	$679,387,328

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the six months ended March 31, 2014, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$10,581
Payments Made to Retired Trustees	27,463
Accumulated Liability as of March 31, 2014	206,876

The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair

27 OPPENHEIMER DISCOVERY FUND

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

1. Significant Accounting Policies (Continued)

market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

    The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

28 OPPENHEIMER DISCOVERY FUND

2. Securities Valuation (Continued)

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

    The following methodologies are used to determine the market value or the fair value of the types of securities described below:

    Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

    Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

    Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

    Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

29 OPPENHEIMER DISCOVERY FUND

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

2. Securities Valuation (Continued)

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

    To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in

30 OPPENHEIMER DISCOVERY FUND

2. Securities Valuation (Continued)

determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of March 31, 2014 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$238,955,607	$—	$—	$238,955,607
Consumer Staples	19,518,026	—	—	19,518,026
Energy	104,996,763	—	—	104,996,763
Financials	189,880,150	—	—	189,880,150
Health Care	482,268,979	—	—	482,268,979
Industrials	458,883,944	—	—	458,883,944
Information Technology	761,738,919	—	—	761,738,919
Materials	111,147,657	—	—	111,147,657
Investment Company	67,870,802	—	—	67,870,802
Total Assets	$2,435,260,847	$—	$—	$2,435,260,847

Currency contracts and forwards, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

31 OPPENHEIMER DISCOVERY FUND

NOTES TO FINANCIAL STATEMENTS     Unaudited / Continued

3. Shares of Beneficial Interest (Continued)

	Six Months Ended March 31, 2014		Year Ended September 30, 2013
	Shares	Amount	Shares	Amount
Class A
Sold	1,331,268	$107,223,975	4,543,178	$296,837,084
Dividends and/or distributions reinvested	1,467,649	111,776,102	1,307,990	75,314,057
Redeemed	(1,932,121)	(154,158,748)	(4,199,069)	(278,022,709)

Net increase	866,796	$64,841,329	1,652,099	$94,128,432

Class B
Sold	15,677	$1,021,169	98,320	$5,216,881
Dividends and/or distributions reinvested	98,546	5,972,839	112,374	5,288,345
Redeemed	(177,966)	(11,425,662)	(423,492)	(22,671,915)

Net decrease	(63,743)	$(4,431,654)	(212,798)	$(12,166,689)

Class C
Sold	196,824	$13,030,014	772,758	$42,069,685
Dividends and/or distributions reinvested	266,048	16,596,061	227,213	10,972,101
Redeemed	(261,442)	(17,167,904)	(678,964)	(37,374,283)

Net increase	201,430	$12,458,171	321,007	$15,667,503

Class I
Sold	100,861	$8,829,839	626,619	$41,706,713
Dividends and/or distributions reinvested	41,333	3,419,479	5,863	362,730
Redeemed	(44,503)	(3,877,266)	(72,013)	(5,126,296)

Net increase	97,691	$8,372,052	560,469	$36,943,147

Class N
Sold	104,995	$8,002,864	320,407	$20,310,363
Dividends and/or distributions reinvested	64,568	4,701,866	52,937	2,932,699
Redeemed	(118,576)	(9,073,395)	(251,862)	(15,996,854)

Net increase	50,987	$3,631,335	121,482	$7,246,208

Class Y
Sold	2,007,337	$172,268,539	4,370,064	$306,253,224
Dividends and/or distributions reinvested	325,430	26,812,173	203,689	12,579,847
Redeemed	(927,392)	(79,828,963)	(2,139,219)	(146,682,545)

Net increase	1,405,375	$119,251,749	2,434,534	$172,150,526

32 OPPENHEIMER DISCOVERY FUND

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the six months ended March 31, 2014 were as follows:

	Purchases	Sales
Investment securities	$924,913,753	$952,983,740

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Next $700 million	0.60
Next $3.5 billion	0.58
Over $5 billion	0.55

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. Fees incurred by the Fund with respect to these services are detailed in the Statement of Operations.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

33 OPPENHEIMER DISCOVERY FUND

NOTES TO FINANCIAL STATEMENTS     Unaudited / Continued

5. Fees and Other Transactions with Affiliates (Continued)

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class N shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at March 31, 2014 were as follows:

Class B	$24,405,591
Class C	9,823,908
Class N	1,424,164

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class N Contingent Deferred Sales Charges Retained by Distributor
March 31, 2014	$104,796	$57	$27,591	$5,496	$94

34 OPPENHEIMER DISCOVERY FUND

5. Fees and Other Transactions with Affiliates (Continued)

Waivers and Reimbursements of Expenses. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the six months ended March 31, 2014, the Manager waived fees and/or reimbursed the Fund $26,270 for IMMF management fees.

    The Transfer Agent has contractually agreed to limit transfer and shareholder servicing agent fees for Classes B, C, N and Y shares to 0.35% of average annual net assets per class and for Class A shares to 0.30% of average annual net assets of the class.

    Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Pending Litigation

Since 2009, seven class action lawsuits have been pending in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. On March 5, 2014, the parties in six of these lawsuits executed stipulations and agreements of settlement resolving those actions. The settlements are subject to a variety of contingencies, including approval by the court. The settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer Rochester California Municipal Fund.

    Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against OFI and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and

35 OPPENHEIMER DISCOVERY FUND

NOTES TO FINANCIAL STATEMENTS     Unaudited / Continued

6. Pending Litigation (Continued)

adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.

    On April 16, 2010, a lawsuit was filed in New York state court against (i) OFI, (ii) an affiliate of OFI and (iii) AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs alleged breach of contract and common law fraud claims against the defendants and sought compensatory damages, costs and disbursements, including attorney fees. On April 11, 2013, the court granted defendants’ motion for summary judgment, dismissing plaintiffs’ fraud claim with prejudice and dismissing their contract claim without prejudice, and granted plaintiffs leave to replead their contract claim to assert a cause of action for specific performance within 30 days. On May 9, 2013, plaintiffs filed a notice of appeal from the court’s dismissal order. On January 7, 2014, the appellate court affirmed the trial court’s dismissal order. On March 28, 2014, the parties filed a stipulation of discontinuance dismissing the lawsuit with prejudice. On July 15, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleged breach of contract and common law fraud claims against the defendants and sought compensatory damages, costs and disbursements, including attorney fees. On March 28, 2014, the parties filed a stipulation of discontinuance dismissing the lawsuit with prejudice. On November 9, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleged breach of contract against the defendants and sought compensatory damages, costs and disbursements, including attorney fees. On November 8, 2013, the parties filed a stipulation of discontinuance dismissing the lawsuit with prejudice.

    OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

36 OPPENHEIMER DISCOVERY FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO STATEMENTS OF INVESTMENTS     Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

37 OPPENHEIMER DISCOVERY FUND

OPPENHEIMER DISCOVERY FUND

Trustees and Officers	Brian F. Wruble, Chairman of the Board of Trustees and Trustee
David K. Downes, Trustee
Matthew P. Fink, Trustee
Edmund P. Giambastiani, Jr., Trustee
Mary F. Miller, Trustee
Joel W. Motley, Trustee
Joanne Pace, Trustee
Joseph M. Wikler, Trustee
Peter I. Wold, Trustee
William F. Glavin, Jr., Trustee, President and Principal Executive Officer
Ronald J. Zibelli, Jr., Vice President
Ash Shah, Vice President
Arthur S. Gabinet, Secretary and Chief Legal Officer
Christina M. Nasta, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer
Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2014 OppenheimerFunds, Inc. All rights reserved.

38 OPPENHEIMER DISCOVERY FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

•	Applications or other forms
•	When you create a user ID and password for online account access
•	When you enroll in eDocs Direct, our electronic document delivery service
•	Your transactions with us, our affiliates or others
•	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
•	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

39 OPPENHEIMER DISCOVERY FUND

PRIVACY POLICY NOTICE     Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

•	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
•	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
•	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., and each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2013. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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47 OPPENHEIMER DISCOVERY FUND

OPPENHEIMERFUNDS™
THE RIGHT WAY TO INVEST

Visit us at **oppenheimerfunds.com** for 24-hr access to account information and transactions or call us at **800.CALL OPP (800.225.5677)** for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am-8pm ET.

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
225 Liberty Street, New York, NY 10281-1008
© 2014 OppenheimerFunds Distributor, Inc. All rights reserved.
RS0500.001.0314 May 27, 2014

Item 2. Code of Ethics.

Not applicable to semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 3/31/2014, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Not applicable to semiannual reports.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Discovery Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date:	5/13/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date:	5/13/2014

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date:	5/13/2014